Exhibit 10.18

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 10, 2012 (the “Effective Date”), between VERTEX ENERGY, INC., a Nevada corporation (“Borrower”), and BANK OF AMERICA, N.A. (“Lender”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of August 31, 2012 (as amended, restated, or supplemented from time to time, the “Credit Agreement”).

B.           Borrower and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendment to Credit Agreement.  Section 1.1 (Definitions) of the Credit Agreement is amended to delete the defined term “Change of Control” in its entirety and to replace it with the following:

“Change of Control means (a) Benjamin P. Cowart ceases to own and control at least 25% of the Equity Interests of Borrower, (b) following the Acquisition, Borrower at any time ceases to own and control 100% of the Equity Interests of Target or Vertex-GP, (c) following the Acquisition, Target at any time ceases to own 100% of the Equity Interests of CMT, Crossroad Carriers, Vertex Recovery, or H&H or (d) following the Acquisition, Vertex-GP ceases to be the sole general partner of CMT, Crossroad Carriers, Vertex Recovery, or H&H.”

2.           Conditions.  This Amendment shall be effective as of the Effective Date once each of the following has been delivered to Lender, in each case, in Proper Form:

(a)	this Amendment executed by Borrower and Lender;

(b)	Guarantors’ Consent and Agreement executed by Guarantors; and

(c)	such other documents as Lender may reasonably request.

3.           Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

4.           Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  As a material part of the consideration for Lender entering into this Amendment, Borrower hereby releases and forever discharges Lender (and its successors, assigns, affiliates, officers, managers, directors, employees, and agents) from any and all claims, demands, damages, causes of action, or liabilities for actions or omissions (whether arising at law or in equity, and whether direct or indirect) in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment, whether or not heretofore asserted, and which Borrower or any Company may have or claim to have against Lender.

5.           Miscellaneous.

(a)
No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)	Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)
Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)
Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)
Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)	Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)	Arbitration. Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 13.9 of the Credit Agreement.

(i)
Entirety. The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

VERTEX ENERGY, INC.,
a Nevada corporation

By:    /s/ Chris Carlson
    Chris Carlson
    Chief Financial Officer and Secretary

LENDER:

BANK OF AMERICA, N.A.

By:   /s/ Shawyna Jarret
    Shawyna Jarrett
    Vice President

GUARANTORS’ CONSENT AND AGREEMENT

TO

FIRST AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation, all of which are in full force and effect.  Each of the undersigned further represent and warrant to Lender that (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon each of the undersigned, and its respective legal representatives and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By:   /s/ Chris Carlson
    Chris Carlson
    Chief Financial Officer and Secretary

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By:          Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By:  /s/ Chris Carlson
       Chris Carlson
       Chief Financial Officer and Secretary

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By:           Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By: /s/ Chris Carlson
       Chris Carlson
       Chief Financial Officer and Secretary

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By:          Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By:  /s/ Chris Carlson
       Chris Carlson
       Chief Financial Officer and Secretary

H & H OIL, L.P.,
a Texas limited partnership

By:          Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By:  /s/ Chris Carlson
       Chris Carlson
       Chief Financial Officer and Secretary

VERTEX II GP, LLC,
a Nevada limited liability company

By:       /s/ Chris Carlson
    Chris Carlson
    Chief Financial Officer and Secretary